EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

      In connection with the Amendment No. 1 to the Quarterly Report of Redhook Ale Brewery, Incorporated (the "Company") on Form 10-Q/A for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Mickelson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: March 31, 2006

                                           BY: /s/  David J. Mickelson
                                              ----------------------------------
                                                    David J. Mickelson
                                                    President,
                                                    Chief Financial Officer
                                                    and Chief Operating Officer